EXECUTION VERSION

PATENT SECURITY AGREEMENT dated as of August 17, 2017 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S Grantors”) and The Bank of New York Mellon, as collateral agent (in such capacity, the “Collateral Agent”).
Reference is made to (a) the Collateral Agreement dated as of November 5, 2009 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings LLC, Reynolds Group Issuer LLC (the “U.S. Co-Issuer”), Reynolds Group Issuer Inc. (together with the U.S. Co-Issuer, the “U.S. Issuers”), the Subsidiaries of Reynolds Group Holdings Limited (“Holdings”) from time to time party thereto and the Collateral Agent, (b) the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016, as amended by Amendment No. 11 dated as of October 4, 2016, the Incremental Assumption Agreement dated as of October 7, 2016, and by the Incremental Assumption Agreement dated February 7, 2017 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers (as defined therein) (the “Borrowers”), Holdings, the other Guarantors (as defined therein) (together with Holdings, the “Guarantors”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent, (c) the Indenture dated as of February 1, 2011 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “February 2011 Senior Secured Notes Indenture”), among the Issuers, Reynolds Group Issuer (Luxembourg) S.A. (together with the U.S. Issuers, the “Issuers”), the guarantors from time to time party thereto, The Bank of New York Mellon (the “BNYM”), as trustee, principal paying agent, registrar and transfer agent and The Bank of New York Mellon, London Branch (the “BNYM London”), as paying agent, (d) the Indenture dated as of September 28, 2012 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “September 2012 Senior Secured Notes Indenture”), among the Issuers, the guarantors from time to time party thereto, BNYM as trustee, principal paying agent, registrar, transfer agent and collateral agent, BNYM London as paying agent and Wilmington Trust (London) Limited, as additional collateral agent (the “Additional Collateral Agent”), and (e) the Indenture dated as of June 27, 2016 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “June 2016 Senior Secured Notes Indenture”), among the Issuers, the guarantors from time to time party thereto, BNYM, as trustee, principal paying agent, transfer agent, collateral agent, registrar and calculation agent and the Additional Collateral Agent. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The Senior Secured Note Holders have agreed to extend credit to the Issuers pursuant to, and upon the terms and conditions specified in, the February 2011 Senior Secured Notes Indenture, the September 2012 Senior Secured Notes Indenture and the June 2016 Senior Secured Notes Indenture. The parties hereto agree as follows:

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2

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Patents of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Patents are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]
(a)

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CLOSURE SYSTEMS INTERNATIONAL INC.,
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

EVERGREEN PACKAGING INC.,
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

GRAHAM PACKAGING COMPANY, L.P.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PET TECHNOLOGIES INC.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

PACTIV LLC,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

[Signature Page to Patent Security Agreement]

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]

PACTIV PACKAGING INC.,
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

REYNOLDS CONSUMER PRODUCTS LLC,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS PRESTO PRODUCTS INC.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

[Signature Page to Patent Security Agreement]

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]

THE BANK OF NEW YORK MELLON, as Collateral Agent,
By
/s/ Lesley Daley
Name: Lesley Daley
Title: Vice President

[Signature Page to Patent Security Agreement]

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]

Schedule I
U.S. Grantors
Closure Systems International Inc.
Evergreen Packaging Inc.
Graham Packaging Company, L.P.
Graham Packaging PET Technologies Inc.
Pactiv LLC
Pactiv Packaging Inc.
Reynolds Consumer Products LLC
Reynolds Presto Products Inc.
SECTION 1.02.

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Schedule II
Patents

Current Owner	Case Type	Country	Appl. No.	Patent No.
Closure Systems International Inc.		United States	15/023060
Closure Systems International Inc.		United States	15/287496
Closure Systems International Inc.		United States	62/438589
Closure Systems International Inc.		United States	15/188753
Closure Systems International Inc.		PCT	PCT/US2016/021940
Closure Systems International Inc.	Design	United States	29/155253	D465731
Closure Systems International Inc.	Design	United States	29/312269	D606401
Closure Systems International Inc.	Utility	United States	13/369437	8220225
Closure Systems International Inc.	Utility	United States	13/980646
Closure Systems International Inc.	Utility	United States	11/257537	7299946
Closure Systems International Inc.	Utility	United States	13/539692	9085395
Closure Systems International Inc.	Utility	United States	13/037061	8763830
Closure Systems International Inc.	Utility	United States	13/037087
Closure Systems International Inc.	Utility	United States	13/581229	9289926
Closure Systems International Inc.	Utility	United States	12/757628	8622281
Closure Systems International Inc.	Utility	United States	12/934916	8807360
Closure Systems International Inc.	Utility	United States	12/745188	8453866
Closure Systems International Inc.	Design	United States	29/291127	D580264
Closure Systems International Inc.	Utility	United States	11/509523	7556163
Closure Systems International Inc.	Utility	United States	14/541972
Closure Systems International Inc.	Utility	United States	13/523495	8695821
Closure Systems International Inc.	Utility	United States	13/947882

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1002570599v8

Closure Systems International Inc.	Utility	United States	13/735668	9254942
Closure Systems International Inc.	Utility	United States	13/906525	9126726
Closure Systems International Inc.	Utility	United States	15/188753
Closure Systems International Inc.	Utility	United States	14/596442	9290308
Closure Systems International Inc.	Design	United States	29/563418
Closure Systems International Inc.	Utility	PCT	PCT/US2015/016136
Closure Systems International Inc.	Utility	PCT	PCT/US15/011302
Closure Systems International Inc.	Utility	PCT	PCT/US2014/056760
Evergreen Packaging, Inc.		United States	62/329227
Evergreen Packaging, Inc.		United States	62/296657
Evergreen Packaging, Inc.		United States	62/296663
Evergreen Packaging Inc.	Utility	United States	13/550483	9309041
Evergreen Packaging Inc.	Design	United States	29/370051	D635016
Evergreen Packaging Inc.	Design	United States	29/336676	D616739
Evergreen Packaging Inc.	Design	United States	29/338699	D629294
Evergreen Packaging Inc.	Utility	United States	13/068990	8883278
Evergreen Packaging Inc.	Design	United States	29/422146	D682689
Evergreen Packaging Inc.	Design	United States	29/422170	D690195
Evergreen Packaging Inc.	Utility	United States	13/896806
Evergreen Packaging Inc.	Utility	United States	14/146416
Evergreen Packaging Inc.	Utility	PCT	PCT/US13/41599
Graham Packaging Company, L.P.		United States	12/104895	9302839
Graham Packaging Company, L.P.		United States	29/588733
Graham Packaging Company, L.P.		United States	62/440267
Graham Packaging Company, L.P.		United States	15/341908

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
1002570599v8

Graham Packaging Company, L.P.		United States	15/349326
Graham Packaging Company, L.P.		United States	62/415365
Graham Packaging Company, L.P.	Utility	United States	14/744856
Graham Packaging Company, L.P.	Utility	United States	13/407131	8671653
Graham Packaging Company, L.P.	Utility	United States	13/770824	9522749
Graham Packaging Company, L.P.	Utility	United States	14/255622
Graham Packaging Company, L.P.	Utility	United States	13/453981	8747727
Graham Packaging Company, L.P.	Utility	United States	13/453993
Graham Packaging Company, L.P.	Utility	United States	14/813576	9475600
Graham Packaging Company, L.P.	Utility	United States	13/488886	9120590
Graham Packaging Company, L.P.	Utility	United States	10/770875	6984119
Graham Packaging Company, L.P.	Utility	United States	09/589139	6355204
Graham Packaging Company, L.P.	Utility	United States	14/846452
Graham Packaging Company, L.P.	Utility	United States	14/535677
Graham Packaging Company, L.P.	Utility	United States	13/450872	8429880
Graham Packaging Company, L.P.	Utility	United States	13/750733
Graham Packaging Company, L.P.	Utility	United States	13/836957	9242756
Graham Packaging Company, L.P.	Utility	United States	14/253914	9527239
Graham Packaging Company, L.P.	Utility	United States	14/824904
Graham Packaging Company, L.P.	Utility	United States	13/483249	8783505
Graham Packaging Company, L.P.	Utility	United States	14/846432
Graham Packaging Company, L.P.	Utility	United States	13/651649	9327443
Graham Packaging Company, L.P.	Utility	United States	13/468755	8646646
Graham Packaging Company, L.P.	Utility	United States	14/571654
Graham Packaging Company, L.P.	Utility	United States	14/945949

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1002570599v8

Graham Packaging Company, L.P.	Utility	United States	14/159933	8985362
Graham Packaging Company, L.P.	Utility	United States	13/476436
Graham Packaging Company, L.P.	Utility	United States	14/937272
Graham Packaging Company, L.P.	Utility	United States	13/590889	9259862
Graham Packaging Company, L.P.	Design	United States	29/486063	D770289
Graham Packaging Company, L.P.	Utility	United States	13/494201	8881629
Graham Packaging Company, L.P.	Utility	United States	13/410902	8991441
Graham Packaging Company, L.P.	Design	United States	29/495608	D766722
Graham Packaging Company, L.P.	Design	United States	29/416190	D703541
Graham Packaging Company, L.P.	Design	United States	29/414745	D720992
Graham Packaging Company, L.P.	Utility	United States	13/799880	9068113
Graham Packaging Company, L.P.	Design	United States	29/422135	D696947
Graham Packaging Company, L.P.	Design	United States	29/415876	D732968
Graham Packaging Company, L.P.	Design	United States	29/415807	D732967
Graham Packaging Company, L.P.	Utility	United States	13/423151
Graham Packaging Company, L.P.	Design	United States	29/422592	D696119
Graham Packaging Company, L.P.	Design	United States	29/432532	D691481
Graham Packaging Company, L.P.	Design	United States	29/432876	D709769
Graham Packaging Company, L.P.	Utility	United States	13/951966	8802207
Graham Packaging Company, L.P.	Utility	United States	15/005134
Graham Packaging Company, L.P.	Utility	United States	13/841566	9254937
Graham Packaging Company, L.P.	Design	United States	29/428999	D697406
Graham Packaging Company, L.P.	Utility	United States	14/553618
Graham Packaging Company, L.P.	Design	United States	29/431005	D708066
Graham Packaging Company, L.P.	Utility	United States	14/703602	9346212

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
1002570599v8

Graham Packaging Company, L.P.		United States	13/036722	9511890
Graham Packaging Company, L.P.		United States	12/866810	9511533
Graham Packaging Company, L.P.	Utility	United States	15/135336
Graham Packaging Company, L.P.	Utility	United States	13/841745	9022776
Graham Packaging Company, L.P.	Utility	United States	14/260670	8998025
Graham Packaging Company, L.P.	Utility	United States	13/797659	8739994
Graham Packaging Company, L.P.	Utility	United States	13/778815	9181036
Graham Packaging Company, L.P.	Utility	United States	14/838901
Graham Packaging Company, L.P.	Utility	United States	13/799985	9149975
Graham Packaging Company, L.P.	Utility	United States	14/164353
Graham Packaging Company, L.P.	Utility	United States	15/048312
Graham Packaging Company, L.P.	Utility	United States	14/176891	9296539
Graham Packaging Company, L.P.	Utility	United States	14/455255
Graham Packaging Company, L.P.	Utility	United States	14/976581
Graham Packaging Company, L.P.	Utility	United States	13/948718
Graham Packaging Company, L.P.	Utility	United States	13/948690	9038848
Graham Packaging Company, L.P.	Utility	United States	14/538298
Graham Packaging Company, L.P.	Design	United States	29/476149	D752443
Graham Packaging Company, L.P.	Design	United States	29/476151	D752444
Graham Packaging Company, L.P.	Utility	United States	14/157050	9447321
Graham Packaging Company, L.P.	Design	United States	29/478478	D760086
Graham Packaging Company, L.P.	Design	United States	29/487039	D746689
Graham Packaging Company, L.P.	Design	United States	29/484035	D746687
Graham Packaging Company, L.P.	Design	United States	29/484031	D746686
Graham Packaging Company, L.P.	Design	United States	29/484038	D746688

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1002570599v8

Graham Packaging Company, L.P.	Utility	United States	14/717204
Graham Packaging Company, L.P.	Utility	United States	14/973514
Graham Packaging Company, L.P.	Design	United States	29/492243	D767401
Graham Packaging Company, L.P.	Design	United States	29/492255	D758875
Graham Packaging Company, L.P.	Design	United States	29/492249	D747971
Graham Packaging Company, L.P.	Design	United States	29/504441	D764307
Graham Packaging Company, L.P.	Design	United States	29/553948	D770293
Graham Packaging Company, L.P.	Design	United States	29/506260	D751915
Graham Packaging Company, L.P.	Design	United States	29/506434	D757561
Graham Packaging Company, L.P.	Design	United States	29/506438	D758194
Graham Packaging Company, L.P.	Design	United States	29/506267	D770290
Graham Packaging Company, L.P.	Design	United States	29/506264	D762480
Graham Packaging Company, L.P.	Design	United States	29/509244	D773935
Graham Packaging Company, L.P.	Utility	United States	14/861481
Graham Packaging Company, L.P.	Utility	United States	15/088977
Graham Packaging Company, L.P.	Utility	United States	15/009117
Graham Packaging Company, L.P.	Design	United States	29/523572	D769724
Graham Packaging Company, L.P.	Utility	United States	29/523573
Graham Packaging Company, L.P.	Design	United States	29/524417	D767998
Graham Packaging Company, L.P.	Design	United States	29/524420	D767999
Graham Packaging Company, L.P.	Design	United States	29/545793
Graham Packaging Company, L.P.	Utility	United States	14/798253
Graham Packaging Company, L.P.	Design	United States	29/538043
Graham Packaging Company, L.P.	Design	United States	29/538038
Graham Packaging Company, L.P.	Design	United States	29/538052

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1002570599v8

Graham Packaging Company, L.P.	Design	United States	29/538048
Graham Packaging Company, L.P.	Design	United States	29/538030	D772717
Graham Packaging Company, L.P.	Design	United States	29/538023
Graham Packaging Company, L.P.	Design	United States	29/534605
Graham Packaging Company, L.P.	Utility	United States	13/562546
Graham Packaging Company, L.P.	Utility	United States	12/308081	8528304
Graham Packaging Company, L.P.	Utility	United States	14/677480
Graham Packaging Company, L.P.	Design	United States	29/433055	D691052
Graham Packaging Company, L.P.	Utility	United States	14/889379
Graham Packaging Company, L.P.	Provisional	United States	62/243574
Graham Packaging Company, L.P.	Design	United States	29/534602
Graham Packaging Company, L.P.	Design	United States	29/548960
Graham Packaging Company, L.P.	Design	United States	29/548963
Graham Packaging Company, L.P.	Provisional	United States	62/325256
Graham Packaging Company, L.P.	Provisional	United States	62/345383
Graham Packaging Company, L.P.	Design	United States	29/547836
Graham Packaging Company, L.P.	Design	United States	29/547835
Graham Packaging Company, L.P.		PCT	PCT/US2016/015346
Graham Packaging Company, L.P.	Utility	PCT	PCT/US05/08374
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2016/025651
Graham Packaging Company, L.P.	Utility	PCT	PCT/US14/068530
Graham Packaging Company, L.P.	Utility	PCT	PCT/US15/067013
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2015/049310
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2015/010832
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2015/057543

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1002570599v8

Graham Packaging Company, L.P.	Utility	PCT	PCT/US15/066677
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2015/058287
Graham Packaging Company, L.P.	Utility	PCT	PCT/US16/025651
Graham Packaging Company, L.P.	Utility	PCT	PCT/US2016/015346
Graham Packaging PET Technologies Inc.		United States	15/284622
Graham Packaging PET Technologies Inc.	Utility	United States	13/896683	9481485
Pactiv LLC		United States	15/347192
Pactiv LLC		United States	15/211592
Pactiv LLC		United States	62/437649
Pactiv LLC	Utility	United States	13/617329	8598244
Pactiv LLC	Utility	United States	14/196716	9453090
Pactiv LLC	Utility	United States	13/617200	8703835
Pactiv LLC	Utility	United States	12/889078	8317050
Pactiv LLC	Utility	United States	12/869359	8087147
Pactiv LLC	Utility	United States	13/331584	8622208
Pactiv LLC	Utility	United States	12/870042	7918016
Pactiv LLC	Utility	United States	12/973682	8439215
Pactiv LLC	Utility	United States	14/452180
Pactiv LLC	Design	United States	29/380840	D637489
Pactiv LLC	Design	United States	29/380836	D638704
Pactiv LLC	Design	United States	29/379515	D653536
Pactiv LLC	Design	United States	29/387753	D655567
Pactiv LLC	Utility	United States	13/156143	8720689
Pactiv LLC	Utility	United States	09/420287	6346318
Pactiv LLC	Utility	United States	11/688803	8679605

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Pactiv LLC	Utility	United States	13/449632
Pactiv LLC	Design	United States	29/412696	D686914
Pactiv LLC	Design	United States	29/412698	D686915
Pactiv LLC	Design	United States	29/412700	D673451
Pactiv LLC	Utility	United States	14/973427
Pactiv LLC	Utility	United States	13/481415	9242769
Pactiv LLC	Utility	United States	13/887081	9266660
Pactiv LLC	Design	United States	29/451069	D714101
Pactiv LLC	Utility	United States	14/080363
Pactiv LLC	Utility	United States	13/815754	9090375
Pactiv LLC	Utility	United States	10/934400	7766169
Pactiv LLC	Utility	United States	12/628242	7775364
Pactiv LLC	Utility	United States	12/726634	8640872
Pactiv LLC	Design	United States	29/435345	D694126
Pactiv LLC	Utility	United States	14/805752
Pactiv LLC	Utility	United States	14/742777
Pactiv LLC	Utility	United States	14/747031
Pactiv LLC	Utility	United States	90/011597
Pactiv LLC	Utility	United States	90/011596
Pactiv LLC	Utility	United States	13/349395	8613368
Pactiv LLC	Utility	PCT	PCT/US15/031775
Pactiv Packaging Inc.	Utility	United States	12/910458	8523000
Pactiv Packaging Inc.	Utility	United States	14/485593
Pactiv Packaging Inc.	Utility	United States	12/916171	8168108
Pactiv Packaging Inc.	Utility	United States	13/301214	8851315

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1002570599v8

Pactiv Packaging Inc.	Utility	United States	13/438051	8919591
Pactiv Packaging Inc.	Utility	United States	11/987429	7631800
Pactiv Packaging Inc.	Utility	United States	12/458035	8113379
Pactiv Packaging Inc.	Utility	United States	13/240537	8584884
Pactiv Packaging Inc.	Utility	United States	13/269374	8733622
Pactiv Packaging Inc.	Utility	United States	13/109936	8955738
Reynolds Consumer Products LLC		United States	29/574598
Reynolds Consumer Products LLC	Utility	United States	13/396248	8927078
Reynolds Consumer Products LLC	Utility	United States	13/165514	8087826
Reynolds Consumer Products LLC	Utility	United States	13/078335	8684260
Reynolds Consumer Products LLC	Utility	United States	14/997220
Reynolds Consumer Products LLC	Design	United States	29/391887	D655573
Reynolds Consumer Products LLC	Design	United States	29/391890	D655574
Reynolds Consumer Products LLC	Design	United States	29/399144	D658074
Reynolds Consumer Products LLC	Utility	United States	13/590514	9315300
Reynolds Consumer Products LLC	Design	United States	29/425579	D691815
Reynolds Consumer Products LLC	Design	United States	29/425580	D691816
Reynolds Consumer Products LLC	Design	United States	29/425585	D690117
Reynolds Consumer Products LLC	Utility	United States	14/197964
Reynolds Consumer Products LLC	Utility	United States	14/933437
Reynolds Consumer Products LLC	Utility	United States	13/841054	9187215
Reynolds Consumer Products LLC	Utility	United States	13/839044	8882349
Reynolds Consumer Products LLC	Utility	United States	13/839496	9510651
Reynolds Consumer Products LLC	Design	United States	29/448284	D725915
Reynolds Consumer Products LLC	Design	United States	29/448286	D728245

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
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Reynolds Consumer Products LLC	Design	United States	29/448287	D725916
Reynolds Consumer Products LLC	Design	United States	29/468859
Reynolds Consumer Products LLC	Design	United States	29/468861
Reynolds Consumer Products LLC	Utility	United States	10/619314	7112764
Reynolds Consumer Products LLC	Design	United States	29/486134
Reynolds Consumer Products LLC	Design	United States	29/486130	D756668
Reynolds Consumer Products LLC	Design	United States	29/486123	D756665
Reynolds Consumer Products LLC	Design	United States	29/495641	D742695
Reynolds Consumer Products LLC	Design	United States	29/495634	D743207
Reynolds Consumer Products LLC	Design	United States	29/495626	D743206
Reynolds Consumer Products LLC	Design	United States	29/531974	D772013
Reynolds Consumer Products LLC	Design	United States	29/505645
Reynolds Consumer Products LLC	Design	United States	29/567128
Reynolds Consumer Products LLC	Design	United States	29/567132
Reynolds Consumer Products LLC	Utility	United States	13/296621	922509
Reynolds Consumer Products LLC		United States	12/461177	9237752
Reynolds Consumer Products LLC	Utility	United States	14/097849
Reynolds Presto Products Inc.		United States	15/015918
Reynolds Presto Products Inc.		United States	29/580866
Reynolds Presto Products Inc.		United States	15/225502	9554628
Reynolds Presto Products Inc.	Utility	United States	12/322144	8752356
Reynolds Presto Products Inc.	Utility	United States	12/910487
Reynolds Presto Products Inc.	Utility	United States	09/007926	6036364
Reynolds Presto Products Inc.	Utility	United States	09/853636	6544658
Reynolds Presto Products Inc.	Utility	United States	10/142815	6696511

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
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Reynolds Presto Products Inc.	Utility	United States	09/576886	6423417
Reynolds Presto Products Inc.	Utility	United States	12/277399	7758243
Reynolds Presto Products Inc.	Utility	United States	12/181546	7828242
Reynolds Presto Products Inc.	Utility	United States	12/061036	7699765
Reynolds Presto Products Inc.	Utility	United States	12/793252
Reynolds Presto Products Inc.	Utility	United States	13/290732	8398046
Reynolds Presto Products Inc.	Utility	United States	12/017851	7896306
Reynolds Presto Products Inc.	Utility	United States	12/017833	7544010
Reynolds Presto Products Inc.	Utility	United States	12/618817
Reynolds Presto Products Inc.	Utility	United States	13/341471	8459903
Reynolds Presto Products Inc.	Utility	United States	12/268084	8092122
Reynolds Presto Products Inc.	Utility	United States	13/162085	8820036
Reynolds Presto Products Inc.	Utility	United States	14/164947	8967918
Reynolds Presto Products Inc.	Utility	United States	13/069954	8651771
Reynolds Presto Products Inc.	Utility	United States	13/240437
Reynolds Presto Products Inc.	Design	United States	29/402308	D682116
Reynolds Presto Products Inc.	Design	United States	29/402299	D677578
Reynolds Presto Products Inc.	Design	United States	29/402290	D677568
Reynolds Presto Products Inc.	Design	United States	29/402293	D677159
Reynolds Presto Products Inc.	Design	United States	29/510197	D750280
Reynolds Presto Products Inc.	Design	United States	29/550981
Reynolds Presto Products Inc.	Design	United States	29/448410	D721824
Reynolds Presto Products Inc.	Utility	United States	15/015918
Reynolds Presto Products Inc.	Utility	United States	14/205552	9284097
Reynolds Presto Products Inc.	Utility	United States	15/094244

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
1002570599v8

Reynolds Presto Products Inc.	Utility	United States	14/208223	9321560
Reynolds Presto Products Inc.	Utility	United States	14/202704
Reynolds Presto Products Inc.	Utility	United States	14/202585
Reynolds Presto Products Inc.	Utility	United States	14/208261
Reynolds Presto Products Inc.	Utility	United States	13/837085	9156593
Reynolds Presto Products Inc.	Utility	United States	13/746531	8827597
Reynolds Presto Products Inc.	Design	United States	29/516595
Reynolds Presto Products Inc.	Design	United States	29/443714	D731266
Reynolds Presto Products Inc.	Utility	United States	14/247835	9505531
Reynolds Presto Products Inc.	Utility	United States	13/796144	9206559
Reynolds Presto Products Inc.	Utility	United States	12/966547	8448413

[[NYCORP:3642712v5:4438D:07/21/2017--02:23 PM]]
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